Exhibit 10.1

FOURTH AMENDMENT TO
CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March [13], 2019, is by and among Roan Resources LLC, Delaware limited liability company (the “Borrower”); Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and the Lenders signatory hereto.
Recitals
WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of September 5, 2017 (as amended by the First Amendment to Credit Agreement dated as of April 9, 2018, as amended by the Second Amendment to Credit Agreement dated as of May 30, 2018, as amended by the Third Amendment to Credit Agreement dated as of September 27, 2018, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended and restated by inserting the following defined term in proper alphanumeric order:

“Fourth Amendment Effective Date” shall mean March 13, 2019.
(b)Section 2.14(b) of the Credit Agreement is hereby amended and restated by inserting the following proviso at the end of the first sentence thereof:

“; provided, that notwithstanding the foregoing, the Scheduled Redetermination scheduled for April 1, 2019 shall occur on or about June 1, 2019.”
(c)Section 2.14(f) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(f)    Reduction of Borrowing Base Upon Issuance of Permitted Additional Debt. Upon the issuance or incurrence of any Permitted Additional Debt in accordance with Section 10.1(d) and Section

10.1(m), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt (without regard to any original issue discount) issued or incurred and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance or incurrence, effective and applicable to the Borrower, the Administrative Agent, the Letter of Credit Issuers and the Lenders on such date until the next redetermination or modification thereof pursuant to the terms of the Credit Agreement; provided that with respect to not more than one (1) issuance or incurrence of Permitted Additional Debt (the “2019 Interim Debt”) on or prior to the occurrence of the Scheduled Redetermination scheduled to occur on or about June 1, 2019, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of the 2019 Interim Debt (without regard to any original issue discount) issued or incurred in excess of either (a) $400,000,000 in respect of unsecured Indebtedness or (b) $250,000,000 in respect of secured Indebtedness; provided, further, that one hundred percent (100%) of the net proceeds of the 2019 Interim Debt shall be used to prepay the principal amount of the Loans and Letter of Credit Exposure outstanding at such time.”
(a)Section 9.13 of the Credit Agreement is hereby amended and restated by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, the Reserve Report otherwise required to be furnished on or before February 15, 2019 may be furnished to the Administrative Agent on or about May 1, 2019.”
(b)Section 10.2 of the Credit Agreement is hereby amended and restated by (i) deleting “and” at the end of subclause (x) thereof, (ii) inserting “and” at the end of subclause (y) thereof and (iii) inserting a new subclause (z), which shall read in its entirety as follows:
“(z)    Liens securing any Indebtedness permitted by Section 10.1(d) in an aggregate amount not to exceed $350,000,000 outstanding at any time; provided that (i) a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent shall have been executed and delivered to the Administrative Agent by the Administrative Agent and the holders of such Indebtedness and (ii) such Indebtedness shall not be secured by any assets other than the Collateral.”
(c)Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety and replaced with Schedule 1.1(a) attached hereto.

Section 1.Conditions Precedent

Section 3.1.The Administrative Agent shall have received from the Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.
Section 3.2    The Administrative Agent shall have received for the account of each Lender, an upfront fee equal to the increase of such Lender’s Commitment over its Commitment immediately prior to the effectiveness of this Amendment (as defined below) times 0.30%.

Section 3.3    The representations and warranties set forth in Section 4.3 of this Amendment shall be true and correct in all material respects.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the “Amendment Effective Date” shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 2.Borrowing Base. This will confirm that effective on the Amendment Effective Date, but subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Borrowing Base under the Credit Agreement is increased by $75,000,000 (the “Borrowing Base Increase”) from $675,000,000 to $750,000,000 and such Borrowing Base shall remain in effect until the next determination or adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base established pursuant to this Section 4 is the Borrowing Base to be established pursuant to Section 2.14 of the Credit Agreement and shall be an Interim Redetermination attributable to the Borrower. This Amendment constitutes the New Borrowing Base Notice pursuant to Section 2.14(d) of the Credit Agreement.

Section 3.Miscellaneous.

Section 5.1    Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 5.2    Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

Section 5.3    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that, immediately prior to and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 5.4    Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

Section 5.5    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.6    No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 5.7    No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 5.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.9    Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

Section 5.10    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.11    Exiting Lenders; Assignment of Commitments. By its execution and delivery hereof, effective as of the Amendment Effective Date, Cadence Bank, N.A. and BOKF, NA dba Bank of Oklahoma (the “Exiting Lenders”) each shall cease to be a Lender, shall have no Commitments under the Credit Agreement and shall relinquish its respective rights (provided that each Exiting Lender shall still be entitled to any rights of indemnification in respect of any circumstance or event or condition arising prior to the Amendment Effective Date) and be released from its respective obligations under the Credit Agreement and the other Credit Documents.

Effective as of the Amendment Effective Date, each Exiting Lender hereby sells, assigns, transfers and conveys to the relevant other Lenders, and each such other Lender hereby purchases and accepts, in each case so much of such Exiting Lender’s aggregate Commitments under, Loans outstanding under, and/or participations in Letters of Credit issued pursuant to, the Credit Agreement such that, after giving effect to this Amendment, the Commitments, Allocation and Commitment Percentage shall be as set forth on Schedule 1.1(a) attached hereto. The foregoing sales, assignments, transfers and conveyances shall be deemed to have been made pursuant to an Assignment and Acceptance pursuant to Section 13.6(b)(ii)(C) of the Credit Agreement.
Section 5.12    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 5.13    WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL

ACTION OR POCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES LLC, as Borrower

By: /s/ David Edwards
Name: David Edwards
Title: CFO

Signature Page to Fourth Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent and Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Lender

By: /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Denise S. Davis
Name: Denise S. Davis
Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

BARCLAYS BANK PLC, as Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to Fourth Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender

By:/s/ Ronald Dierker
Name: Ronald Dierker
Title: Authorized Officer

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MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

ABN AMRO CAPITAL USA LLC, as Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ David Montgomery
Name: David Montgomery
Title: Managing Director

Signature Page to Fourth Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Nancy Mak
Name: Nancy Mak
Title: Sr. Vice President

Signature Page to Fourth Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

FIFTH THIRD BANK, as Lender

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

Signature Page to Fourth Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Lender

By: /s/ Farhan Musharrif
Name: Farhan Musharrif
Title: Director

Signature Page to Fourth Amendment to Credit Agreement

SUNTRUST BANK, as Lender

By: /s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

Signature Page to Fourth Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By: /s/ Nupur Kumar
Name: Nupar Kumar
Title: Authorized Signatory

By: /s/ Emerson Almeida
Name: Emerson Almeida
Title: Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

CADENCE BANK, N.A. as Lender

By: /s/ Anthony Blanco
Name: Anthony Blanco
Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

COMERICA BANK, as Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Portfolio Manager

Signature Page to Fourth Amendment to Credit Agreement

DNB CAPITAL LLC, as Lender

By: /s/ James Grubb
Name: James Grubb
Title: First Vice President

By: /s/ Rob Dupree
Name: Rob Dupree
Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

KEY BANK, N.A., as Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

BOKF, NA dba Bank of Oklahoma, as Lender

By: /s/ John Krenger
Name: John Krenger
Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

MIDFIRST BANK, as Lender

By: /s/ Ryan Thompson
Name: Ryan Thompson
Title: Vice President

Signature Page to Fourth Amendment to Credit Agreement

BMO HARRIS BANK N.A., as Lender

By: /s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

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Signature Page to Fourth Amendment to Credit Agreement